Management Presentation

May 2011

allegiant
Travel is our deal.

Forward looking statements

This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

allegiant™ Travel is our deal.

Unique business model and results

- Highly resilient and profitable
  - Profitable last 33 quarters [1]
  - $133mm LTM EBITDA [2]
  - LTM ROE 20%
- Very strong balance sheet
  - Rated BB- and Ba3 [3]
  - $306mm cash/short term inv.
  - $144mm debt, minimal off balance sheet debt
  - Debt/EBITDA 1.2x[2]
- Management owns >20%



EBITDA(2)
Free cash flow(2)
Pre-tax Profit
Pre-tax Margin
($mm)
11.0%
21.6%
15.6%
13.8%
160
140
120
100
80
60
40
20
0
$79
$55
$26
$152
$121
$120
$140
$103
$41
$133
$95
$38
2008
2009
2010
LTM Q111

System fuel price	$2.98	$1.76	$2.30	$2.48

(1) Excluding non-cash mark to market hedge adjustments and 4Q06 one time tax adjustment
(2) See GAAP reconciliation in Appendix
(3) Rated BB- by Standard & Poor's, rated Ba3 by Moody's

allegiant Travel is our deal.

Built to be different – highly profitable

Airlines	vs.	Allegiant
Air transportation		Travel
Business, VFR, leisure		Leisure = vacation
Large cities		Small cities
High frequency		Low frequency
Fixed capacity		Variable capacity
High cost assets		Low cost assets
Competition		Little competition
Unprofitable / Marginally profitable		Highly profitable

allegiant™ Travel is our deal.

MD-80 – our aircraft of choice, for a long time

- Operating 51 MD-80s
  - Avg age – 33k cycles
  - Avg utilization – 1k cycles/yr
  - Certificated to 60k cycles
- Purchase for ~ $3.5m
  - Purchase price + induction
- Still operated at DAL & AMR
  - DAL – 117 AC (41k cycles)
  - AMR – 224 AC (29k cycles)
- DC-9 lineage
  - DAL operating some > 80k cycles


EBITDA / Aircraft
($mm)
$3.5
$2.5
$1.5
$2.2
$3.6
$2.9
$2.6
2008
2009
2010
LTM Q111

Source: Company reports, OAG aviation solutions, and Form 41 T1, T2, T100 reports from APGDAT
DAL – Delta Air Lines, AMR – American Airlines

allegiant Travel is our deal.

Nationwide footprint


Bellingham
Pasco
Kalispell
Great Falls
Grand Forks
Bangor
Eugene
Redmond
Missoula
Billings
Minot
Bismarck
Fargo
Duluth
Plattsburgh
Medford
Bozeman
Idaho Falls
Rapid City
Appleton
Grand Rapids
Elmira
Casper
Sioux Falls
Cedar Rapids
Rockford
South Bend
Allentown
Twin Falls
Grand Island
Moline
Toledo
Youngstown
Stockton
Fort Collins/Loveland
Des Moines
Peoria
Fort Wayne
Oakland
Colorado Springs
Wichita
Huntington
Monterey
Fresno
Grand Junction
Pueblo
Springfield
Lexington
Roanoke
Bakersfield
Owensboro
Knoxville
Tri-Cities
Greensboro
Santa Maria
Las Vegas
Bentonville
Chattanooga
Wilmington
Los Angeles
Greenville/Spartanburg
Myrtle Beach
Long Beach
Palm Springs
San Diego
Phoenix-Mesa
Savannah
Shreveport
Laredo
Orlando (Sanford/OIA)
Tampa /St. Pete
Fort Lauderdale
Punta Gorda, FL
McAllen

Yellow dots – leisure destinations
Blue dots – small cities
Large dots - bases

Projected through July 31, 2011
164 routes, 51 operating aircraft
63 small cities, 12 leisure destinations

allegiant™ Travel is our deal.

Minimal head to head mainline competition

Other airlines view us as an annoyance, not a threat


Bellingham
Plattsburgh
Grand Rapids
Allentown
Lexington
Knoxville
Greenville/Spartanburg
Las Vegas
Long Beach
Orlando
Tampa /St. Pete
Fort Lauderdale


160
120
80
40
0
9
155
Routes w competition
Routes wo competition

allegiant
Travel is our deal.

Best pre-tax margins


25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
ALGT
LUV(1)
ALK(1)
JBLU(1)
RYAAY(1)
ALGT
LUV
ALK
JBLU
RYAAY
ALGT
LUV
ALK
JBLU
RYAAY
ALGT
LUV
ALK
JBLU
RYAAY
ALGT
LUV
ALK
JBLU

	2007 "Normal"	2008 Runaway Oil	2009 Recession	2010 Recovery	Q1 11 Runaway Oil
Avg AC in period	28	36	43	49	51
System fuel price	$2.30	$2.98	$1.76	$2.30	$2.87

(1) RYAAY = Ryanair ; LUV = Southwest Airlines; JBLU = JetBlue Airways; ALK = Consolidated Alaska Air Group
RYAAY reports May 23, 2011

allegiant™ Travel is our deal.

Revenue model

- Scheduled service
  - Air fare from small cities to leisure destinations
  - $446m LTM
- Ancillary air
  - Unbundled air product
  - $172m LTM
- Ancillary 3rd party
  - Hotels, rental cars
  - $26m net revenue LTM
- Fixed fee
  - Charter flying



Revenue growth ($mm)
Total revenue
$504
$558
$664
$687
$700
$600
$500
$400
$300
$200
$6
$53
$19
$95
$331
$6
$43
$20
$143
$346
$1
$41
$24
$170
$428
$1
$41
$26
$172
$446
2008
2009
2010
LTM Q111
Scheduled
Ancillary air
Ancillary 3rd party
Fixed fee
Other

allegiant Travel is our deal.

Ancillary – air related

- Checked bag ($15 - $30)
- Convenience fee ($15)
- Call-center booking fee ($15)
- Assigned seat ($6 - $35)
- Priority boarding ($10)
- Trip flex ($8)
- On-board sales



Ancillary air rev per scheduled passenger
$32
$30
$28
$26
$24
$22
$20
$24.52
$29.07
$30.24
$31.38
2008
2009
2010
Q1 11

Ancillary – third party

- Bundled vacation package offers (opaque pricing)
  - Hotels, car rentals, show tickets
- Very high margins
  - 28% of LTM pre-tax income
  - $93m gross revenue LTM
- Wholesale price for hotel & car, we manage margin
- No inventory risk
- "Expedia with wings"



Third party rev per scheduled passenger
$5.00
$4.75
$4.50
$4.25
$4.00
$3.75
$4.01
$4.34
$4.84
2009
2010
Q1 11

Our website is our store front


allegiant
Travel is our deal.
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Travel is our deal.™
We are committed to saving you money on more than just airfare.
#1
#2
#3

- 20mm unique visitors (last 12 months)
- 33% new visits
- 6.5 average page views
- Over 5.5 min on site
- Completed usability testing
- CRM strategy
- 89% of 2010 sales were through the site

allegiant™
Travel is our deal.

Excellent cost discipline - CASM



Total cost/ASM (CASM) vs stage length
12
11.5
11
10.5
10
9.5
9
8.5
8
800
900
1,000
1,100
1,200
Total cost per ASM (cents)
Average stage length (miles)
11.5 LUV(1)
11.0 ALK(2)
10.3 JBLU
9.4 ALGT



Total cost ex fuel/ASM (CASM ex) vs stage length
8
7.5
7
6.5
6
5.5
5
4.5
800
900
1,000
1,100
1,200
Total cost ex fuel per ASM (cents)
Average stage length (miles)
7.7 LUV(1)
7.7 ALK(2)
6.8 JBLU
5.2 ALGT

(1) LUV is average length of passenger haul
(2) ALK is mainline statistics
Time period – LTM Q111, ASM – available seat miles,

allegiant™ Travel is our deal.

Structural cost advantage

- Low aircraft acquisition costs
- Simple product
- Cost-based scheduling – aircraft bases
  - Out and back
  - No crew overnights
- Labor efficiencies – 32 FTEs per aircraft
- Closed distribution
- Small cities
  - Lower airport costs
  - Lower marketing costs

allegiant™ Travel is our deal.

Low cost drivers



LTM Q111 cost per passenger
Total
Allegiant = $98
Southwest = $129
JetBlue = $145
Other
$18
$19
$37
$26
$42
$68
$38
$37
$75
Aircraft
$11
$6
$44
$61
$9
$9
$43
$61
$7
$14
$49
$70
ALGT
LUV
JBLU
Fuel
Ownership
Maintenance
Labor
Other

Source: Company filings
Ownership includes depreciation & amortization + aircraft rent
Other excludes special items and one-time charges

allegiant Travel is our deal.

Fuel hedging

- We are not fuel derivative traders
  - Can only hedge cost not revenue
  - Speculation
- At any given fuel price we can make money by reducing capacity
- One key strength is the ability to quickly adjust due to low fixed costs – superior way to manage fuel risk
- No liquidity or balance sheet risk

allegiant™ Travel is our deal.

Aggressive capacity management

Avg. daily scheduled flights by month[1]


160.00
140.00
120.00
100.00
80.00
60.00
40.00
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
2010
2011E
2009
2008
2007
July 2008
high fuel price
2007
2008
2009
2010
2011E

(1) Projected schedules through October 2011

High fuel prices – we have been here before

	Q1 08	Q1 11	% change
System ASMs (billions)	1.27	1.62	28%
Average AC	34.5	51.0	48%
Avg fare – scheduled service	$87.00	$89.00	2%
Avg fare - total	$112.74	$125.22	11%
Pre-tax margin	11.0%	14.1%	


$mm
40
35
30
25
20
15
10
5
0
$19
$38
$15
$27
EBITDA
Pre-tax income
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$0.47
$0.89
$2.88
$2.87
EPS
System fuel price
Q1 08
Q1 11

allegiant™ Travel is our deal.

MD-80 network growth

- Currently analyzing/negotiating
  - 50 new routes, 30 new small cities
- International cities as origins
  - Small cities in Mexico and Canada to Las Vegas, Orlando
- International vacation destinations
  - Caribbean, Mexico
- 166 seat
  - Adding 16 seats by eliminating monuments
  - Start seeing 166 seat aircraft in 2H 2011, completion Q4 2012
- 8 aircraft in storage
  - Will use 4 to supplement fleet for 166 seat project

allegiant™ Travel is our deal.

757 fleet

- Contracted to purchase 6 757 aircraft
  - Have completed purchase on 4 aircraft
  - Financed $21mm on 3 aircraft
  - Expect to purchase remaining 2 in Q4 2011
- Leased 3 aircraft to European operators
  - Expected return from lease in Q3 2012
  - Should receive between $15 - $18m over life of 3 leases
- Operate 1 in continental US
  - Expect to begin flying in late Summer 2011
  - Have begun to train mechanics and flight crews

allegiant™ Travel is our deal.

757 fleet and Hawaii

- Anticipating Hawaii service in 2H 2012
- Initial request to FAA – simultaneous approval
  - 757 on certificate
  - Flag status (needed for Hawaii)
  - ETOPS 180 (needed for Hawaii)
- ETOPS application
  - Operate 757 in domestic mainland, non-ETOPS flying
  - After several months of operational experience, apply for ETOPS
  - Target ETOPS approval in 2012

allegiant™ Travel is our deal.

Projected growth – scheduled ASMs

- FY 2011 ~ 0 to +4%
  - 51 operating aircraft through the year
  - 166 seat and 757 aircraft begin to operate 2H 11
- FY 2012 ~ +18 to 20%
  - 166 seat upgrade completed Q4 12
  - 4 additional MD-80s Q4 12 (in storage today)
  - 6 757 operating to Hawaii 2H 12
- FY 2013 ~ +17 to 19%
  - Full year of 166 seat aircraft + Hawaii
  - Remaining 4 MD-80s (in storage today)
- FY 2014 ~ 5 to 7%
  - No new aircraft

Guidance subject to change

allegiant™ Travel is our deal.

Guidance

- Q2 11 PRASM +22 to 24%
- 51 MD-80s operating in Q2 11
- Schedule currently selling through November 2011
- 4 aircraft in 166 induction lines
- 4 aircraft in storage – can react to opportunities quickly

	2nd Quarter 2011	3rd Quarter 2011
System departures	(4) to 0%	(7) to (3)%
System ASMs	(4) to 0%	(4) to 0%
Scheduled departures	(5) to (1)%	(8) to (4)%
Scheduled ASMs	(6) to (2)%	(6) to (2)%

Guidance subject to change

allegiant Travel is our deal.

Appendix

GAAP reconciliation

EBITDA calculations

$mm	LTM Q111	2010	2009	2008	2007
Net Income	60.3	65.7	76.3	35.4	31.5
+Provision for Income Taxes	34.6	37.6	44.2	19.8	19.2
+Other Expenses	1.5	1.3	1.6	.7	-3.6
+Depreciation and Amortization	36.2	35.0	29.6	23.5	16.0
=EBITDA	**132.6**	**139.6**	**151.8**	**79.4**	**63.1**
Total debt	143.8	28.1	45.8	64.7	72.1
7 x annual rent	10.7	12.0	13.5	19.7	21.0
=Debt to EBITDA	**1.2x**	**0.3x**	**0.4x**	**1.1x**	**1.5x**
Average aircraft in period	50	47	43	36	28
=EBITDA per aircraft	**2.6**	**2.9**	**3.6**	**2.2**	**2.3**
System passengers (mm)	6.0	5.9	5.3	4.3	3.3
=EBITDA per passenger	**$22.07**	**$23.65**	**$28.49**	**$18.48**	**$19.32**
Interest expense	2.6	2.5	4.1	5.4	5.5
= Interest coverage	**51.6x**	**55.4x**	**37.2x**	**14.7x**	**11.4x**

Interest coverage = TTM EBITDA / TTM interest expense

allegiant™ Travel is our deal.

GAAP reconciliation

Return on equity

$mm	LTM Q111	2010	2009	2008	2007
Net Income ($mm)	60.3	65.7	76.3	35.4	31.5
Total shareholders equity ($mm)	294.9	297.7	292.0	233.9	210.3
Return on equity	**20%**	**22%**	**29%**	**16%**	**17%**

allegiant™ Travel is our deal.

GAAP reconciliation

Free cash flow calculations

$mm	LTM Q111	2010	2009	2008
Net income	60.3	65.7	76.3	35.4
+ Provision for income tax	34.6	37.6	44.2	19.8
+ Other expenses	1.5	1.3	1.6	.7
+Depreciation & Amortization	36.2	35.0	29.6	23.5
=EBITDA	**132.6**	**139.6**	**151.8**	**79.4**
-Capital Expenditures	95.0	98.5	31.7	53.0
=FCF	**37.5**	**41.1**	**120.2**	**26.3**

allegiant™
Travel is our deal.

GAAP reconciliation

Return on capital employed calculation

$mm	LTM Q111	2010	2009	2008
+ Net income	60.3	65.7	76.3	35.4
+ Income tax	34.6	37.6	44.2	19.8
+ Interest expense	2.6	2.5	4.7	5.4
+ Interest income	(1.0)	(1.2)	(2.5)	(4.7)
EBIT	96.4	104.6	122.7	55.9
+ Interest income	1.0	1.2	2.5	4.7
Tax rate	36.7%	36.4%	36.2%	35.9%
Numerator	**61.7**	**67.3**	**79.6**	**38.9**
Total assets prior year	501.3	499.6	424.0	405.4
+ Current liabilities prior year	(166.6)	(158.6)	(131.0)	(128.0)
+ ST debt of prior year	16.5	23.3	25.3	18.2
Denominator	**351.2**	**364.3**	**318.3**	**295.6**
= Return on capital employed	**17.6%**	**18.5%**	**25.0%**	**13.1%**

allegiant™ Travel is our deal.

History

- Current management took control June 2001
- MD-80s
- Hotel packages since 2002
- Pioneered US unbundled airline product starting in 2003
- Profitable 2 quarters of 2002, every quarter since 2003
- Disciplined, consistent growth



80
60
40
20
0
3 3
4 7
2 9
8 17
7 24
8 32
6 38
8 46
5 51
1 52
9 61
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011E
2012E
Additions
YE Aircraft

allegiant
Travel is our deal.

Small cities, leisure

- Low prices stimulate leisure travel
- Small, underserved (and sometimes un-served) markets
- Value proposition
  - Non-stop
  - Local airport (avoid long drives, long lines, hassles)
  - Big, comfortable airplane vs. small, cramped airplane
  - Low, low fares
  - Bundled vacation packages
- Little to no competition

allegiant™ Travel is our deal.

Our customers

- Demographics[1]
  - Mean income > $104k
  - 75% married
  - Mean age = 49
  - 86% own home
  - 75% employed
  - 54% professional
- Our customers consider us
  - Reliable
  - Trustworthy
  - A good value



How favorable do you view Allegiant(2)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
24%
71%
Satisfaction
Very favorable
Somewhat favorable

1 – Customer survey, 2010 by Penn, Schoen & Berland Associates
2 – Q: How favorable of a view do you have of the following companies? Showing percentage of very & somewhat favorable, among those aware of the brand / Source: Customer survey, 2010 by Penn, Schoen & Berland Associates

allegiant Travel is our deal.

Pricing

- We manage our network for a target load factor
- Lock down one variable – load factor
  - Will run +/- 90%; have done so for 11 consecutive quarters
- Manage capacity to solve for price
- High load factor enables
  - Ancillary revenue
  - Lower cost per pax

allegiant™ Travel is our deal.

Unit revenue gains with growth


30%
25%
20%
15%
10%
5%
0%
-5%
-10%
13.8%
7.7%
11.5%
5.5%
-3.0%
13.9%
0.7%
18.5%
-2.1%
23.8%
-4.0%
-4.0%
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
Q2-2011
Q3-2011
Scheduled ASM growth
PRASM growth

Q2–2011 & Q3-2011 scheduled ASM growth is midpoint of guided range
April 2011 PRASM growth is midpoint of guided range

allegiant™ Travel is our deal.

3rd party initiatives

- Continued focus on supplier costs
- Pricing
- Adding inventory
- New programs
  - Branson, Missouri (service to SGF from 5 destinations)
  - Ski packages
  - Small cities
- Automation
  - Improve pricing tools
  - Land only products
  - Improve car module

allegiant Travel is our deal.

Growth and pre-tax margin vs fuel

	Q1 08	Q2 08	Q3 08	Q4 08	Q1 09	Q2 09	Q3 09	Q4 09	Q1 10	Q2 10	Q3 10	Q4 10	Q1 11
Qtr pre-tax margin	11%	3%	7%	23%	31%	25%	16%	13%	21%	17%	12%	13%	14%



60%
40%
20%
0%
-20%
-40%
-60%
Q1-2008 Q2-2008 Q3-2008 Q4-2008 Q1-2009 Q2-2009 Q3-2009 Q4-2009 Q1-2010 Q2-2010 Q3-2010 Q4-2010 Q1-2011
Scheduled ASMs growth
P-RASM growth
System fuel price growth

allegiant Travel is our deal.

Capacity growth



Year over year change in scheduled ASMs
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
17%
6%
9%
4%
24%
14%
14%
3%
3%
-8%
-4%
-13%
-4%
-9%
1st Qtr 2010
2nd Qtr 2010
3rd Qtr 2010
4th Qtr 2010
1st Qtr 2011
2nd Qtr 2011
3rd Qtr 2011
Total scheduled ASM growth
Same store ASM growth

ASMs – available seat miles
Scheduled ASM growth in 2nd and 3rd quarter 2011 is the midpoint of guided range

allegiant Travel is our deal.

166 seat project economics

Revenue (actuals LTM Q111)	
Average scheduled fare	$78.27
Average ancillary fare	$34.88
Total scheduled fare	$113.15
Assumptions	
75% load factor (16 x .75)	12 pax
$ per pax fuel ($3.11 gal x 40 gal/dept)	$10.37
$ per pax non fuel (inflight, D&A, marketing, etc.)	$30
Total marginal cost per pax	$40.37
Departures/AC/year (2010 = 2.7 dept/AC/day)	986
# additional sched pax/AC/year	11,832

allegiant™ Travel is our deal.

Managed fuel efficiency


LTM Q111 fuel gallons per passenger
Gallons / passenger
21
20
19
18
17
16
15
800
900
1,000
1,100
1,200
Average stage length (miles)
JBLU
19.8
ALK
19.5
ALGT @150 seats
17.9
ALGT @166 seats
16.5
LUV
16.4

Source: Company filings
ALK is mainline statistics, LUV is average length of passenger haul
166 seat estimate is based on company assumptions

Labor costs vs peers


Labor cost per passenger – LTM Q111
45
40
35
30
25
20
15
10
5
0
$19
$37
$42
Allegiant
Jetblue
Southwest


Employees per aircraft – Q111
80
70
60
50
40
30
20
10
0
32
64
70
Allegiant
Southwest
JetBlue

Source: company filings
Employees are full time equivalents

allegiant Travel is our deal.

Credit metrics

Return on capital employed


30%
20%
10%
0%
25.0%
18.5%
17.6%
6.0%
2009
2010
LTM Q111
LUV LTM Q111

Return on equity


40%
30%
20%
10%
0%
29.0%
22.3%
20.4%
9.5%
2009
2010
LTM Q111
LUV LTM Q111

Interest coverage


60
50
40
30
20
10
0
37.2 x
55.4 x
51.6 x
9.9 x
2009
2010
LTM Q111
LUV LTM Q111

Debt / EBITDA


3
2
1
0
0.4 x
0.3 x
1.2 x
2.7 x
2009
2010
LTM Q111
LUV LTM Q111

LUV = Southwest Airlines, based on published information

allegiant Travel is our deal.

Management changes

- Kris Bauer - SVP Operations (May 2010)
  - SVP of Technical Operations at Northwest/Delta
- Greg Rehwaldt – VP of Stations (Dec 2010)
  - Director of Stations at Northwest
- Greg Baden – VP of Flight Operations (Jan 2011)
  - Managing Director of Flying at Delta
- Kurt Carpenter – VP of Maintenance/Engineering (Feb 2011)
  - Director of Maintenance at Allegiant
- Scott Allard – Chief Information Officer (Mar 2011)
  - CIO at Spirit, leadership roles at Priceline, American Express

allegiant™ Travel is our deal.